Supplement dated August 21, 2024 to April 29, 2024 Prospectus, Summary Prospectus and/or Updating Summary Prospectus (“Prospectuses”) for:

•	MetFlex Flexible Premium Variable Life Insurance Policy and MetFlex C Flexible Premium Variable Life Insurance Policy Issued by Separate Account UL of Metropolitan Life Insurance Company

•	Equity Advantage VUL Flexible Premium Variable Life Insurance Policies Issued by Metropolitan Life Separate Account UL of Metropolitan Life Insurance Company

Effective on or about August 19, 2024, all references in the Prospectuses to Brighthouse/abrdn Emerging Markets Equity Portfolio are changed as follows:

•	The name of the Portfolio is changed to: SSGA Emerging Markets Enhanced Index Portfolio II
•	The Portfolio subadviser is changed to: SSGA Funds Management, Inc.

RETAIN THIS SUPPLEMENT WITH THE PROSPECTUSES FOR FUTURE REFERENCE.